UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 28, 2010

SUMMIT HOTEL PROPERTIES, LLC
(Exact name of registrant as specified in its charter)

South Dakota	000-51955	20-0617340
(State or other jurisdiction	(Commission File Number)	(I.R.S. employer identification no.)
of incorporation or organization)

2701 South Minnesota Avenue, Suite 6, Sioux Falls, South Dakota 57105
(Address of principal executive offices, including zip code)

Registrant’s Telephone Number, Including Area Code: (605) 361-9566

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 28, 2010, Summit Hotel Properties, LLC (“Company”), through and with the recommendation of its Audit Committee and approval of its Board of Managers, engaged KPMG, LLC as its independent registered public accounting firm.

Concurrent with the engagement of KPMG, the Company dismissed the engagement of Eide Bailly, LLP (“Eide Bailly”) from its position as the Company’s independent registered public accounting firm.  Eide Bailly served as the Company’s independent registered public account firm since November 1, 2008.  No report on the Company’s financial statements prepared by Eide Bailly during the fiscal years ended December 31, 2008 and December 31, 2009 and the subsequent interim period through June 28, 2010, contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.  Further, during the fiscal years ended December 31, 2008 and December 31, 2009 and the subsequent interim period through June 28, 2010, there were no disagreements between the Company and Eide Bailly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Eide Bailly, would have caused it to make reference to the subject matter of the disagreement in connection with a report.  The Company’s Audit Committee recommended the dismissal of Eide Bailly, and such recommendation was adopted by the Company’s Board of Directors.

In accordance with Item 304(a)(3) of Regulation S-K, the Company has provided Eide Bailly a copy of the disclosures it is making in this Current Report on Form 8-K prior to filing with the SEC and requested that Eide Bailly furnish the Company with a letter addressed to the SEC stating whether or not Eide Bailly agrees with the above statements.  A copy of that letter, dated June 29, 2010, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2008 and December 31, 2009 and the subsequent interim period through June 28, 2010, neither the Company nor anyone on its behalf has consulted with KPMG regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, (iii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K or (iv) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

16.1           Letter of  Eide Bailly, LLP dated June 29, 2010 concerning change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT HOTEL PROPERTIES, LLC

By:	/s/ Kerry W. Boekelheide
Name:	Kerry W. Boekelheide
Title:	Chief Executive Officer

Dated:  July 1, 2010

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of Eide Bailly, LLP dated June 29, 2010 concerning change in certifying accountant.